UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought, Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2016

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

Buy not on optimism, but arithmetic.
—Benjamin Graham

Dear Fellow Shareholders,

The markets ended 2016 with a boom. A new President is heading to Washington, regulations are expected to ease, and we could see much needed corporate tax reform in the months ahead. We view all as positives and we’re not alone.

The American Association of Individual Investor Sentiment Survey shows that bullish sentiment nearly doubled from the week before the election through year’s end.

Along with driving the indexes to new records, the euphoria caused a rush of cash into equity funds. For the first time in nine months, bond portfolios saw outflows while equity strategies were flooded with assets during the weeks after the election. We’ve long believed stocks were a better bet in a low rate environment and we welcome the reversal.

But while we share in the enthusiasm caution is required. The meteoric rise for stocks has left valuations for many companies inflated. The value of U.S. common stocks is near historic highs versus gross domestic product, as shown to the right. The upshot is investors are paying more for each dollar of production than at almost any period in the last 90 years.

Today’s high valuations are more alarming given that the money flowing into equities has mostly gone to flavor-of-the-day passive products. Many of these index funds blindly buy stocks based on market cap with no regard to fundamentals. To us, that sounds more like speculating than investing.

Stock Market Capitalization as a Percentage of Gross Domestic Product

Source: © Copyright 2017 Ned Davis Research, Inc. Chart #A702, 1/31/1926 to 11/30/2016 Further distribution prohibited without prior permission. All Rights Reserved. See NDR Disclaimer at www.ndr.com/copyright.html. For data vendor disclaimers refer to www.ndr.com/vendorinfo/. Stock market capitalization is a proprietary data series which includes the estimated value of 3900 U.S. common stocks and references NYSE Market Capitalization prior to 1973 and Dow Jones Total Stock Market Capitalization from January 1973 to September 1980. Gross Domestic Product (GDP) is calculated by Ned Davis using estimates of fixed-weighted GDP from January 1926 to February 1946 and chain-weighted GPD after February 1946.

Past performance does not guarantee future results.

In contrast, our work continues to lead us toward cheaper areas of the market where we are finding plenty of opportunities that can boost bottom-line growth and are still at valuations that have the potential to mitigate downside risk.

Navigating between a bright future and an expensive present isn’t easy. It’s necessary to wade through quarterly reports, balance sheets, and meet with management teams to gauge strengths and weaknesses. That’s been our approach over the past three decades and one we think will always be relevant.

We believe this approach is consistent with Graham’s advice on investing.

Thank you for your continued confidence.

Chairman, CIO and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

An improving economic outlook boosted U.S. equities and the broader indexes ended 2016 up double digits. The Heartland Select Value Fund Investor Class outperformed the Russell 3000® Value Index, returning 19.25% versus 18.40%.

Stock selection in Financials was a key source of strength with the Fund’s Insurance names leading the way. Endurance Specialty Holdings Ltd. (ENH), a property and casualty insurer, was a top contributor after a Japanese company announced its plans to acquire the company. Prior to the acquisition, we were bullish on management’s progress in refocusing the business and reducing costs.

Holdings in Utilities also boosted relative returns. The sector had a strong first half of the year but softened as investors became convinced the Fed was going to raise rates. We sought to mitigate interest rate sensitivity by owning utilities that are partially unregulated. MDU Resources Group, Inc. (MDU), a utility with construction, pipeline and energy services business lines, fits the mold. The company produced solid earnings throughout the year, helped by recently approved rate increases. Backlogs for its construction services and materials units also grew considerably during 2016, and we anticipated the aggregate business could see improved margins. As the stock responded to these developments, valuations moved up and we reduced the Fund’s exposure to the name.

The Fund’s Energy names were up on an absolute basis and the group contained a top contributor. Baker Hughes Inc. (BHI) was a top contributor after announcing it was entering a merger agreement with General Electric Co. (GE). The company is a top-five oil services business and should become the second-largest player once the deal is completed.

We initiated a position in BHI in the spring. Valuations at the time were under pressure after the Department of Justice blocked an acquisition of the company by a top competitor. We believed the decision would lead to another bidder emerging and thought the depressed multiples were unwarranted.

Recent performance has closed the valuation gap between BHI and its peers, and we have been trimming the position. Prospects for the company remain attractive, as we expect the merger will produce greater cost savings than are being projected.

The Fund’s Health Care holdings lagged on a relative basis. The weakness was tied to a company-specific issue. Invacare Corp. (IVC) was down after it announced it was issuing a dilutive convertible debt offering in order to support new growth initiatives. The move was unanticipated by investors and resulted in selling pressure.

We continue to find the stock attractive, trading at a discount to estimated 2017 earnings before interest, taxes, depreciation and amortization compared to the peer group average. We expect Invacare’s attractive free cash flow will continue and its low debt level should help it withstand any unforeseen challenges.

The markets have reached a period of transition. The economic outlook is brighter than it was at the start of 2016, yet strong stock performance has made valuations less compelling. Similarly, defensive areas that were priced at a premium during the first half of the year have come down in price but have yet to reach a compelling level.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2016	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	10.33%	10.18%	8.88%	7.06%	12.67%	5.95%	19.25%
Institutional Class (HNSVX)	5/1/08	10.47	10.32	9.07	7.35	13.00	6.24	19.54
Russell 3000® Value Index	—	8.81	8.40	7.54	5.76	14.81	8.55	18.40

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. As of the date of this report, the Total Annual Fund Operating Expense ratio for the Institutional Class is 1.00% without such waiver and/or reimbursement. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/11/96 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	43
Net assets	$264.1 mil.
NAV (Investor Class)	$28.43
NAV (Institutional Class)	$28.35
Median market cap	$13.1 bil.
Weighted average market cap	$66.4 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Exxon Mobil Corp.	4.4%
Quest Diagnostics, Inc.	4.2
Wal-Mart Stores, Inc.	3.9
Emerson Electric Co.	3.7
CA, Inc.	3.6
Bakers Hughes, Inc.	3.4
Wells Fargo & Co.	3.3
Hess Corp.	3.3
Exelon Corp.	3.1
American Express Co.	2.9

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/16.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The cautious tone that dominated equities to begin the year gave way to optimism as the broader indexes ended 2016 near historic highs. The Heartland Mid Cap Value Fund Investor Class returned 28.67% versus 20.00% for the Russell Midcap® Value Index.

Stock selection in Financials was a key source of strength with the Fund’s Insurance names leading the way. Endurance Specialty Holdings Ltd. (ENH), a property and casualty insurer, was a top contributor after a Japanese company announced plans to acquire the company. Prior to the acquisition, we were bullish on management’s progress in refocusing the business and reducing costs. We have since exited the position and reinvested the assets in other areas.

An underweight to and stock selection in Real Estate boosted performance. We have generally found names in the sector expensive relative to their prospects for earnings growth. The businesses we have owned in the space have differentiated catalysts or a proven track record of prudent capital allocation.

Holdings in Utilities boosted relative returns. The sector had a strong first half of the year but softened as investors became convinced the Fed was going to raise rates. We found more attractive valuations and return potential in Utilities that are partially unregulated. MDU Resources Group, Inc. (MDU), a utility with construction, pipeline and energy services business lines, fits the mold. The company produced solid earnings throughout the year, helped by recently approved rate increases. Backlogs for its construction services and materials units also grew considerably during 2016, and we anticipated the aggregate business could see improved margins. As the stock responded to these developments, valuations moved up and we reduced the Fund’s exposure to the name.

Information Technology (IT) names in the portfolio modestly lagged the benchmark. This group contained a key detractor, Diebold, Inc. (DBD), which struggled after reporting weak earnings, depressed cash flows, and a rise in inventories. The company also said its sales outlook for the U.S. and India was clouded and prospects in China and Brazil were weak. We exited our position because Diebold’s debt levels made us uncomfortable and we saw its risk-reward profile as no longer compelling.

Our holdings in Materials outpaced those in the benchmark, led by a name in Chemicals. Olin Corporation (OLN), the world’s largest chlor-alkali producer, was a standout. The company announced solid earnings and progress on raising prices to consumers. Shares also benefited from expectations for increasing demand and decreasing capacity both domestically and in the European Union. Olin continues to make strides in optimizing its asset base and logistics footprint.

Stock selection in Consumer Discretionary boosted results, as a number of our names were up double digits for the year. We believe shopping habits of consumers are changing and pose a headwind to the many businesses in the sector. However, concerns about the challenges have also created opportunities to own what we believe are excellent franchises at significant discounts to historic valuations.

Our outlook has tempered. The markets appear to have entered a transition phase. As economic sentiment has improved, cyclical areas have been rewarded and valuations have expanded. Some of the froth has been removed from more defensive areas, but multiples remain elevated in most cases.

Against this backdrop, we are focused on striking a balance between great companies at moderate discounts and average businesses at deep discounts. Our efforts have resulted in a portfolio with compelling upside that trades at a discount based on valuation multiples we track versus its benchmark, the Russell Midcap® Value Index.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	One
as of December 31, 2016	Date	Inception	Year
Investor Class (HRMDX)	10/31/14	9.40%	28.67%
Institutional Class (HNMDX)	10/31/14	9.68	28.97
Russell Midcap® Value Index	—	7.59	20.00

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/16, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class and 0.99% for the Institutional Class of the Fund’s average daily net assets, through at least May 1, 2018, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 3.55% and 3.41% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 3.22% and 3.46% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/31/14 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

(2)	Dun & Bradstreet is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid–sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There can be no assurance that dividend paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents)	46
Net assets	$6.7 mil.
NAV (Investor Class)	$11.82
NAV (Institutional Class)	$11.82
Median market cap	$7.7 bil.
Weighted average market cap	$11.1 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Equity Commonwealth	4.2%
CA, Inc.	4.0
Quest Diagnostics, Inc.	3.8
Exelon Corp.	3.8
Franklin Resources, Inc.	3.7
Popular, Inc.	3.7
Hess Corp.	3.6
CNA Financial Corp.	3.1
The Western Union Co.	3.0
National Oilwell Varco, Inc.	3.0

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/16.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The year was marked by a transition from a market driven by uncertainty to one of optimism. An upbeat economic outlook led investors to end 2016 in search of attractively valued companies. As a result, small-cap value stocks surged. The Heartland Value Plus Investor class had a strong finish and returned 26.77% but lagged the 31.74% return of its benchmark, the Russell 2000® Value Index.

On a relative basis, stock selection in Financials was an area of strength. The Fund has been underweight the sector throughout the year, but we have found attractively valued businesses with idiosyncratic opportunities for bottom-line improvement.

For example, Zions Bancorporation (ZION) traded higher as the company’s book of loans with Energy exposure performed better than expected. The regional bank has also made faster-than-anticipated progress on increasing efficiency and is pursuing fee-generating opportunities. Zions trades at 1.3x book value despite its premium core deposit base. The discount, in our view, doesn’t fully reflect greater revenue opportunities and the cost-cutting efforts underway. These initiatives should result in a greater efficiency ratio and an improved return on equity.

Energy was another area of strength, with stock selection boosting absolute and relative returns. Oil prices began to recover mid-year, and drillers and companies tied to the sector were rewarded. Our exposure to Energy has increased as we have focused on names that can benefit from self-improvement and are not solely reliant on the price of crude. We believe a stronger economy will provide increased demand in the near term and the Fund’s holdings should be able to capitalize on increased margins.

Consumer Staples was a key detractor in 2016, with the majority of the underperformance tied to a single name in the Food and Staples Retailing segment.

Holdings in Materials also weighed on performance, but an overweight to the group helped offset some of the negative results. Intrepid Potash, Inc. (IPI) was responsible for almost half of the weakness. The company faces a challenging supply imbalance in the market and we exited the position in favor of better investment opportunities elsewhere.

The Fund was materially underweight Utilities throughout the year, but our names in the space outpaced the average for the group in the benchmark. We continue to believe, that on average, valuations for the sector are rich relative to prospects for margin expansion and top-line growth.

The global economic picture is improving. Energy prices have had a healthy recovery and inflation is starting to reflect pent up growth prospects. Against this backdrop, companies that serve unique niches or have pricing power should be best suited to thrive. While we are cognizant of this dynamic, we are not making a call on how the macro environment will unfold. Instead, we are focusing on owning businesses with multiple levers management can pull to improve results and increase margins. Many of the businesses held in the Fund should also benefit from rising inflation.

Regardless of near-term economic prospects, our focus remains on companies that: 1) can generate margin expansion through self-help, 2) are prudent allocators of capital, and 3) have low debt.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2016	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	10.30%	9.21%	9.69%	7.24%	8.77%	0.62%	26.77%
Institutional Class (HNVIX)	5/1/08	10.40	9.33	9.85	7.48	9.02	0.83	26.89
Russell 2000® Value Index	—	10.33	9.71	9.22	6.26	15.07	8.31	31.74

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/26/93 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$535.5 mil.
NAV (Investor Class)	$30.33
NAV (Institutional Class)	$30.19
Median market cap	$1.7 bil.
Weighted average market cap	$2.1 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Park Electrochemical Corp.	5.9%
Capital Bank Financial Corp. (Class A)	3.2
OneBeacon Insurance Group, Ltd. (Class A)	3.1
DMC Global, Inc.	3.1
Regis Corp.	3.0
Associated Banc-Corp.	3.0
Heidrick & Struggles International, Inc.	2.9
Zions Bancorporation	2.8
TriMas Corp.	2.7
CenterState Banks, Inc.	2.7

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/16.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

After years of neglect, small-cap value stocks gained some traction as investor confidence strengthened. The Heartland Value Fund Investor Class had a strong year posting a gain of 16.31% but lagged the Russell 2000® Value Index, which returned 31.74%.

The change from a market driven by uncertainty to one of optimism began in the second half of the year and accelerated following the Presidential election. The new administration is expected to be a catalyst for growth and, as a result, cyclical areas benefited. The December rate hike and renewed optimism was reflected in a steepening yield curve as shown. Banks were key beneficiaries as investors bet on a rise in interest income.

U.S. Treasury Yield Curve

Source: FactSet Research Systems, Inc.

The Fund’s Financial names outperformed on a relative basis but we are cautious. The group makes up almost one-third of the Russell benchmark and we believe an allocation that size would create undue risk for Fund shareholders. We ended the year with a 21% allocation but remain underweight to the sector.

Stock selection in Utilities was strong on an absolute and relative basis. We view valuations on average as steep given limited prospects for margin expansion and top-line growth. Our research led to compelling opportunities among partially regulated players. MDU Resources Group, Inc. (MDU), a utility with construction, pipeline and energy services business lines, fits the mold. The company produced solid earnings throughout the year, helped by recently approved rate increases. Backlogs for its construction services and materials units also grew. As the stock responded to these developments, valuations jumped and we exited the position as it became too expensive. Multiples continued to rise and the company ended the year trading at more than 21x estimated 2017 earnings.

Company-specific issues with two names in Health Care hurt results. Trinity Biotech PLC (TRIB), a developer and manufacturer of diagnostic products, fits our strategy of holding businesses with competitive advantages that should allow them to grow faster than peers. The stock was down sharply after it announced it was pulling its bid for Federal Drug Administration (FDA) approval of a test used for rapid detection of heart attacks in emergency room settings. The test showed promising results, but the company rescinded its application based on an FDA recommendation.

The decision was a disappointment, but the market’s reaction, in our view, is overblown. Trinity remains a premier player in diabetes testing. It also dominates the HIV diagnostic market in Africa and controls a third of the segment in the U.S. The company’s infectious disease line generates $43 million in annual sales—half our estimate of the Dublin-based business’ intrinsic value.

Trinity’s position as a global leader in diagnostics should help it quickly establish itself in new markets such as Brazil. Looking solely at the company’s earnings power from its diabetes line, we believe the stock is trading at a 50% discount of its worth using peer-average multiples.

Invacare Corp. (IVC), a manufacturer of medical and home health care equipment, was down after it announced the issuance of a dilutive convertible debt offering in order to support new growth initiatives. The move was unanticipated by investors and resulted in selling pressure.

The economic picture has brightened, in our view, and investors of all stripes have benefited. However, valuations point to the easy money having already been made. Going forward, we believe fundamental analysis is required to uncover businesses serving niches, producing top-line growth, with exceptional balance sheets, and that are capable of generating strong free cash flow. In an index-oriented investment world, this strikes us as the best approach for producing superior performance over the long run.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2016	Date	Inception	Years	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	11.96%	11.58%	9.12%	8.02%	4.01%	9.72%	1.89%	16.31%
Institutional Class (HNTVX)	5/1/08	12.01	11.66	9.21	8.14	4.19	9.91	2.05	16.52
Russell 2000® Value Index	—	11.50	11.54	9.71	9.22	6.26	15.07	8.31	31.74

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.06% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/ or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 12/28/84 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research–minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	102
Net assets	$837.6 mil.
NAV (Investor Class)	$40.41
NAV (Institutional Class)	$41.15
Median market cap	$352 mil.
Weighted average market cap	$1.1 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Barrett Business Services, Inc.	3.8%
CareTrust REIT, Inc.	3.7
Acacia Research Corp.	3.2
TriState Capital Holdings, Inc.	2.6
MainSource Financial Group, Inc.	2.2
AES Corp.	2.1
Kennedy-Wilson Holdings, Inc.	2.1
Hudson Technologies, Inc.	1.9
Radian Group, Inc.	1.8
TiVo Corp.	1.7

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/16.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

In 2016, geopolitical shocks and a volatile U.S. dollar were offset by firming energy prices and a sense that global economies were on the mend. The balanced outlook led to solid gains for international markets. The Heartland International Value Fund outpaced its benchmark, the Russell Global® ex–U.S. Small Cap Value Index, and returned 9.54% versus 5.04%.

Stock selection in Materials was a key contributor to absolute and relative performance. A weakening dollar and concerns about budding inflation during the middle of the year drove the price of gold higher. Our gold mining stocks followed and boosted returns.

In addition to a strong showing by the Fund’s precious metals holdings, our overweight and stock selection among chemicals companies also boosted results. Incitec Pivot Limited (IPL AU), an Australia-based leader in explosives and a well-established producer of fertilizer, was a top performer after the company began operations in its newly completed ammonia plant located in Louisiana.

We expect free cash flow to surge as the company marks the end of an eight-year capital expenditure cycle. Additionally, management’s cost-cutting initiatives have been effective, and we expect margins will lead to upside earnings surprises as product prices recover from tepid demand in farming and mining.

The Fund’s Industrials holdings outperformed those in the benchmark and the group contained a top contributor. DEUTZ AG (DEZ GY), a manufacturer of diesel engines primarily for the European market with more than 35% of its sales tied to construction equipment, was a top performer. The company produced solid earnings and management forecasted improving margins for the year. As shares appreciated in value, we trimmed the position to manage exposure but remain constructive on the company.

Stock selection in Information Technology (IT) hurt results, and the group included a key detractor, Wasion Group Holdings Limited (3393 HK), a manufacturer of smart meters and energy measurement equipment. The stock sold off in part due to general weakness in China’s economy and was further hurt by a delay in a contract award from the Chinese government. We met with management as well as competitors to further assess the industry. Based on those meetings we concluded that margins were likely to compress for the company and competition may increase. We chose to exit the position in favor of higher-conviction names on our watch list.

Utilities was an area of strength primarily due to a water company in Brazil. Cia de Saneamento do Parana SA - Sanepar Pfd (SAPR4 BZ) was up more than three-fold during the year as water usage and protective tariffs increased and the sluggish Brazilian economy improved. While valuations for the company remain attractive, we have reduced our exposure on the belief that much of the good news for the name has already occurred.

The volatility that dominated global markets for much of 2016 should persist into the first half of the year. Fallout from the Brexit vote remains on the horizon as does the impact of a new administration in the U.S. Questions about the strength of European banks is an additional wildcard that could have a material effect on the economy as well as equities.

We cannot control macro factors but, as bottom-up investors, we can capitalize on the opportunities that emerge in response to external events. The performance gap between international and domestic equities is wider than it’s been in the past 20 years. Additionally, valuations for international stocks, in our view, remain significantly more attractive than U.S. stocks. We view the discrepancy as an opportunity to own a portfolio of businesses trading at compelling valuations that is diverse by region, sector, and industry.

CFA® is a registered trademark owned by the CFA Institute.

10

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One
as of December 31, 2016	Date	Inception	Years	Years	Year
Investor Class (HINVX)	10/1/10	1.32%	5.69%	-2.50%	9.54%
Russell Global® ex-U.S. Small Cap Index	—	4.03	7.22	0.57	5.04

Index Source: Russell® and FactSet Research Systems, Inc.

Due to the discontinuation of the Russell® Global ex-U.S. Small Cap Value Index, the Fund changed its benchmark to the Russell® Global ex-U.S. Small Cap Index on March 18, 2016. The line graph below only presents data for the new index due to the unavailability of data for the prior index after March 18, 2016.

In the prospectus dated 5/1/16, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2018, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.81%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.89% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/1/10 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	48
Net assets	$23.3 mil.
NAV	$9.12
Median market cap	$643 mil.
Weighted average market cap	$1.1 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Incitec Pivot, Ltd.	4.0%
Keck Seng Investments	3.8
The Bank of Kyoto, Ltd.	3.2
Chemring Group PLC	3.1
Stock Spirits Group PLC	3.0
Danieli & C Officine Meccaniche SpA	2.9
Arrow Global Group PLC	2.8
Mandalay Resources Corp.	2.8
Semperit Holding AG	2.8
Green Seal Holding, LTD.	2.8

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/16.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2016. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	3.8%	9.7%	7.6%	9.4%	12.8%
Consumer Staples	3.9	3.3	2.5	3.5	4.1
Energy	14.2	12.9	10.1	4.6	5.4
Financials	22.0	19.8	22.4	20.3	12.8
Health Care	12.3	6.3	4.2	10.2	6.9
Industrials	11.9	14.6	20.1	16.2	27.5
Information Technology	14.4	10.9	15.2	15.4	6.9
Materials	3.9	3.6	9.9	4.5	9.7
Real Estate	2.6	5.3	5.3	8.8	7.9
Telecommunication Services	2.0	0.0	0.0	0.0	0.0
Utilities	7.3	7.5	2.7	2.1	3.0
Short-Term Investments	1.7	6.1	0.0	5.0	3.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

12

THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (98.4%)
Capital Markets (3.8%)
Franklin Resources, Inc.	65,000	$2,572,700
The Bank of New York Mellon Corp.	160,000	7,580,800
		10,153,500
Chemicals (1.6%)
Potash Corp. of Saskatchewan, Inc.	240,000	4,341,600

Commercial Banks (12.4%)
BB&T Corp.	155,000	7,288,100
Boston Private Financial Holdings, Inc.	175,000	2,896,250
First Interstate BancSystem, Inc. (Class A)	40,000	1,702,000
The PNC Financial Services Group, Inc.	65,000	7,602,400
Wells Fargo & Co.	160,000	8,817,600
Zions Bancorporation	100,000	4,304,000
		32,610,350
Communications Equipment (4.3%)
ADTRAN, Inc.	175,000	3,911,250
Cisco Systems, Inc.	250,000	7,555,000
		11,466,250
Construction & Engineering (2.0%)
Fluor Corp.	100,000	5,252,000

Consumer Finance (2.9%)
American Express Co.	105,000	7,778,400

Diversified Telecommunication Services (2.0%)
AT&T, Inc.	125,000	5,316,250

Electric Utilities (5.9%)
Entergy Corp.	100,000	7,347,000
Exelon Corp.	230,000	8,162,700
		15,509,700
Electrical Equipment (3.7%)
Emerson Electric Co.	175,000	9,756,250

Electronic Equipment & Instruments (2.3%)
Corning, Inc.	250,000	6,067,500

Energy Equipment & Services (6.4%)
Baker Hughes, Inc.	140,000	9,095,800
Newpark Resources, Inc.(a)	700,000	5,250,000
Oil States International, Inc.(a)	66,532	2,594,748
		16,940,548
Equity Real Estate Investment Trusts (REITs) (2.6%)
Equity Commonwealth(a)	225,000	6,804,000

Food & Staples Retailing (3.9%)
Wal-Mart Stores, Inc.	150,000	10,368,000

Health Care Equipment & Supplies (1.2%)
Invacare Corp.	250,000	3,262,500

Health Care Providers & Services (9.3%)
Express Scripts Holding Co.(a)	90,000	6,191,100
Quest Diagnostics, Inc.	120,000	11,028,000
Triple-S Management Corp. (Class B)(a)	350,000	7,245,000
		24,464,100
Household Durables (1.7%)
PulteGroup, Inc.	250,000	4,595,000

Insurance (2.9%)
Endurance Specialty Holdings, Ltd.	25,000	2,310,000
Principal Financial Group, Inc.	90,000	5,207,400
		7,517,400
Machinery (3.7%)
Kennametal, Inc.	200,000	6,252,000
Oshkosh Corp.	55,000	3,553,550
		9,805,550
Marine (2.5%)
Kirby Corp.(a)	100,000	6,650,000

Multiline Retail (0.8%)
Kohl’s Corp.	40,000	1,975,200

Multi-Utilities (1.4%)
MDU Resources Group, Inc.	130,000	3,740,100

Oil, Gas & Consumable Fuels (7.7%)
Exxon Mobil Corp.	130,000	11,733,800
Hess Corp.	140,000	8,720,600
		20,454,400
Paper & Forest Products (2.3%)
Boise Cascade Co.(a)	270,000	6,075,000

Pharmaceuticals (1.9%)
Pfizer, Inc.	150,000	4,872,000

Semiconductors & Semiconductor Equipment (2.3%)
Photronics, Inc.(a)	525,000	5,932,500

Software (5.5%)
CA, Inc.	300,000	9,531,000
Oracle Corp.	130,000	4,998,500
		14,529,500
Specialty Retail (1.4%)
American Eagle Outfitters, Inc.	235,000	3,564,950

TOTAL COMMON STOCKS
(Cost $205,388,229)		$259,802,548

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.6%)
Time Deposits (1.6%)
JPMorgan Chase (New York)(b)	0.26%	$4,389,589	$4,389,589

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,389,589)			$4,389,589

TOTAL INVESTMENTS - (100.0%)
(Cost $209,777,818)			$264,192,137
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(c)			(68,901)
TOTAL NET ASSETS - (100.0%)			$264,123,236

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (96.4%)
Aerospace & Defense (2.7%)
Arconic, Inc.	4,457	$82,633
Textron, Inc.	1,939	94,158
		176,791
Automobiles (2.9%)
Harley-Davidson, Inc.	3,339	194,797

Building Products (0.9%)
Owens Corning	1,094	56,407

Capital Markets (3.7%)
Franklin Resources, Inc.	6,204	245,554

Chemicals (3.0%)
Olin Corp.	7,839	200,757

Commercial Banks (7.9%)
Popular, Inc.	5,599	245,348
SunTrust Banks, Inc.	2,669	146,395
Zions Bancorporation	3,179	136,824
		528,567
Communications Equipment (0.7%)
Brocade Communications Systems, Inc.	3,502	43,740

Construction & Engineering (1.1%)
Fluor Corp.	1,371	72,005

Containers & Packaging (0.7%)
Bemis Co., Inc.	1,023	48,920

Electric Utilities (6.0%)
Exelon Corp.	7,044	249,992
FirstEnergy Corp.	4,826	149,461
		399,453
Electronic Equipment & Instruments (3.5%)
Avnet, Inc.	3,127	148,877
AVX Corp.	5,634	88,059
		236,936
Energy Equipment & Services (7.5%)
FMC Technologies, Inc.(a)	4,272	151,784
National Oilwell Varco, Inc.	5,369	201,016
Patterson-UTI Energy, Inc.	2,348	63,208
RPC, Inc.	2,216	43,899
Unit Corp.(a)	1,737	46,673
		506,580
Equity Real Estate Investment Trusts (REITs) (5.5%)
Equity Commonwealth(a)	9,162	277,059
Ryman Hospitality Properties, Inc.	1,391	87,647
		364,706
Food Products (3.4%)
Bunge, Ltd.	1,941	140,218
Dean Foods Co.	3,948	85,987
		226,205
Health Care Providers & Services (6.4%)
AmerisourceBergen Corp.	2,255	176,318
Quest Diagnostics, Inc.	2,752	252,909
		429,227
Hotels, Restaurants & Leisure (1.3%)
Spirit Airlines, Inc.(a)	1,469	84,996

Household Durables (1.2%)
Garmin, Ltd.	1,690	81,948

Insurance (8.8%)
Assurant, Inc.	2,127	197,513
CNA Financial Corp.	4,908	203,682
Principal Financial Group, Inc.	867	50,164
Reinsurance Group of America, Inc.	1,102	138,665
		590,024
IT Services (3.0%)
The Western Union Co.	9,308	202,170

Machinery (8.0%)
Lincoln Electric Holdings, Inc.	1,683	129,036
Oshkosh Corp.	1,222	78,953
PACCAR, Inc.	2,728	174,319
Parker-Hannifin Corp.	1,090	152,600
		534,908
Multi-Utilities (1.7%)
MDU Resources Group, Inc.	4,008	115,310

Oil, Gas & Consumable Fuels (5.6%)
Cabot Oil & Gas Corp.	5,853	136,726
Hess Corp.	3,834	238,820
		375,546
Professional Services (2.4%)
The Dun & Bradstreet Corp.	1,329	161,234

Software (4.0%)
CA, Inc.	8,289	263,342

Specialty Retail (4.5%)
Murphy USA, Inc.(a)	1,759	108,126
Signet Jewelers, Ltd.	769	72,486
Staples, Inc.	13,466	121,867
		302,479
TOTAL COMMON STOCKS
(Cost $5,640,171)		$6,442,602

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (6.3%)
Time Deposits (6.3%)
JPMorgan Chase (New York)(b)	0.26%	$421,769	$421,769

TOTAL SHORT-TERM INVESTMENTS
(Cost $421,769)			$421,769

TOTAL INVESTMENTS - (102.7%)
(Cost $6,061,940)			$6,864,371
OTHER ASSETS AND LIABILITIES, NET - (-2.7%)			(177,741)
TOTAL NET ASSETS - (100.0%)			$6,686,630

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (100.1%)
Chemicals (4.6%)
American Vanguard Corp.	600,000	$11,490,000
Innophos Holdings, Inc.	250,000	13,065,000
		24,555,000
Commercial Banks (18.3%)
Associated Banc-Corp.	650,000	16,055,000
Boston Private Financial Holdings, Inc.	700,000	11,585,000
Capital Bank Financial Corp. (Class A)	438,200	17,199,350
CenterState Banks, Inc.	575,000	14,472,750
Hancock Holding Co.	175,000	7,542,500
Old National Bancorp	400,000	7,260,000
Umpqua Holdings Corp.	475,000	8,920,500
Zions Bancorporation	350,000	15,064,000
		98,099,100
Commercial Services & Supplies (1.3%)
Brady Corp. (Class A)	180,204	6,766,660

Containers & Packaging (1.7%)
Greif, Inc. (Class A)	175,000	8,979,250

Diversified Consumer Services (3.8%)
K12, Inc.(a)	250,000	4,290,000
Regis Corp.(a)(d)	1,122,173	16,293,952
		20,583,952
Electrical Equipment (2.6%)
Encore Wire Corp.	325,000	14,088,750

Electronic Equipment & Instruments (8.4%)
Benchmark Electronics, Inc.(a)	400,000	12,200,000
CTS Corp.	54,597	1,222,973
Park Electrochemical Corp.(d)	1,685,000	31,425,250
		44,848,223
Energy Equipment & Services (8.5%)
CARBO Ceramics, Inc.(a)	750,000	7,845,000
Gulf Island Fabrication, Inc.(d)	725,000	8,627,500
Patterson-UTI Energy, Inc.	375,000	10,095,000
RPC, Inc.	450,000	8,914,500
Unit Corp.(a)	375,000	10,076,250
		45,558,250
Equity Real Estate Investment Trusts (REITs) (5.3%)
Lamar Advertising Co. (Class A)	175,000	11,767,000
Potlatch Corp.	250,000	10,412,500
Ryman Hospitality Properties, Inc.	100,000	6,301,000
		28,480,500
Food Products (2.5%)
Dean Foods Co.	250,000	5,445,000
The Hain Celestial Group, Inc.(a)	200,000	7,806,000
		13,251,000
Health Care Equipment & Supplies (4.2%)
Haemonetics Corp.(a)	300,000	12,060,000
Invacare Corp.(d)	800,000	10,440,000
		22,500,000
Household Durables (0.7%)
MDC Holdings, Inc.	150,000	3,849,000

Insurance (3.2%)
OneBeacon Insurance Group, Ltd. (Class A)(d)	1,050,000	16,852,500

IT Services (1.4%)
ManTech International Corp. (Class A)(d)	175,000	7,393,750

Leisure Equipment & Products (1.4%)
Callaway Golf Co.	700,000	7,672,000

Machinery (8.9%)
DMC Global, Inc.(d)	1,050,000	16,642,500
Kennametal, Inc.	225,000	7,033,500
Titan International, Inc.	850,000	9,528,500
TriMas Corp.(a)	625,000	14,687,500
		47,892,000
Metals & Mining (3.6%)
Materion Corp.	197,500	7,821,000
Schnitzer Steel Industries, Inc. (Class A)	450,000	11,565,000
		19,386,000
Multi-Utilities (2.7%)
MDU Resources Group, Inc.	500,000	14,385,000

Oil, Gas & Consumable Fuels (1.6%)
WPX Energy, Inc.(a)	600,000	8,742,000

Professional Services (2.9%)
Heidrick & Struggles International, Inc.(d)	650,000	15,697,500

Road & Rail (2.4%)
Werner Enterprises, Inc.	475,000	12,801,250

Semiconductors & Semiconductor Equipment (3.4%)
Entegris, Inc.(a)	475,000	8,502,500
Semtech Corp.(a)	300,000	9,465,000
		17,967,500
Software (2.1%)
Progress Software Corp.	350,000	11,175,500

Textiles, Apparel & Luxury Goods (1.6%)
Wolverine World Wide, Inc.	400,000	8,780,000

Thrifts & Mortgage Finance (1.0%)
MGIC Investment Corp.(a)	500,000	5,095,000

Trading Companies & Distributors (2.0%)
NOW, Inc.(a)	525,000	10,746,750

TOTAL COMMON STOCKS
(Cost $445,373,835)		$536,146,435

TOTAL INVESTMENTS - (100.1%)
(Cost $445,373,835)		$536,146,435
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)		(649,895)
TOTAL NET ASSETS - (100.0%)		$535,496,540

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (95.4%)
Aerospace & Defense (1.3%)
CPI Aerostructures, Inc.(a)(d)	613,100	$5,671,175
Triumph Group, Inc.	200,000	5,300,000
		10,971,175
Air Freight & Logistics (1.2%)
Atlas Air Worldwide Holdings, Inc.(a)	200,000	10,430,000

Auto Components (1.9%)
Linamar Corp. (CAD)(e)	150,000	6,445,090
Spartan Motors, Inc.	500,000	4,625,000
Stoneridge, Inc. (a)	300,000	5,307,000
		16,377,090

Beverages (0.9%)
MGP Ingredients, Inc.	150,000	7,497,000

Biotechnology (0.2%)
ImmuCell Corp.(a)(d)	225,000	1,338,750

Capital Markets (0.9%)
Safeguard Scientifics, Inc.(a)	537,398	7,228,003

Commercial Banks (13.8%)
Capital City Bank Group, Inc.	600,000	12,288,000
Century Bancorp, Inc.	25,000	1,500,000
First Internet Bancorp	200,000	6,400,000
Heritage Financial Corp.	478,000	12,308,500
MainSource Financial Group, Inc.	523,744	18,016,794
Pacific Continental Corp.	300,000	6,555,000
PacWest Bancorp(f)	200,000	10,888,000
People’s Utah Bancorp	150,000	4,027,500
The Bancorp, Inc.(a)	1,228,603	9,656,819
TriCo Bancshares	377,320	12,896,798
TriState Capital Holdings, Inc.(a)	974,000	21,525,400
		116,062,811
Commercial Services & Supplies (3.2%)
Hudson Technologies, Inc.(a)(d)	1,950,000	15,619,500
Perma-Fix Environmental Services(a)(d)(g)	1,000,000	3,900,000
TRC Cos., Inc.(a)	387,235	4,104,691
West Corp.	123,587	3,060,014
		26,684,205

Communications Equipment (3.2%)
Acacia Research Corp.(a)(d)	4,125,729	26,817,239

Construction & Engineering (1.9%)
Argan, Inc.	100,000	7,055,000
Northwest Pipe Co.(a)(d)	500,000	8,610,000
		15,665,000
Diversified Consumer Services (0.9%)
Lincoln Educational Services Corp.(a)(d)	2,470,000	4,742,400
Universal Technical Institute, Inc.(d)	1,000,000	2,910,000
		7,652,400
Diversified Financial Services (0.5%)
Collection House, Ltd. (AUD)(e)(h)	4,000,000	4,207,939

Electrical Equipment (1.5%)
Babcock & Wilcox
Enterprises, Inc.(a)	350,000	5,806,500
FuelCell Energy, Inc.(a)	100,000	175,000
Hydrogenics Corp.(a)(d)	1,015,000	4,466,000
Pioneer Power Solutions, Inc.(a)(d)	300,000	1,785,000
		12,232,500
Electronic Equipment & Instruments (3.7%)
Celestica, Inc.(a)	300,000	3,555,000
CUI Global, Inc.(a)(d)	1,600,000	11,088,000
IntriCon Corp.(a)(d)	550,000	3,795,000
Radisys Corp.(a)(d)	2,209,013	9,785,927
SuperCom, Ltd.(a)(d)	817,599	2,771,661
		30,995,588
Energy Equipment & Services (1.8%)
Aspen Aerogels, Inc.(a)	850,000	3,510,500
Willbros Group, Inc. (a)(d)	3,479,948	11,275,032
		14,785,532
Equity Real Estate Investment Trusts (REITs) (5.4%)
American Homes 4 Rent (Class A)	225,000	4,720,500
CareTrust REIT, Inc.	2,000,000	30,640,000
Jernigan Capital, Inc.(d)	465,000	9,788,250
		45,148,750
Food Products (2.2%)
Hanover Foods Corp. (Class A)(g)	49,250	4,826,500
Landec Corp.(a)	750,000	10,350,000
SunOpta, Inc. (a)	450,000	3,172,500
		18,349,000
Health Care Equipment & Supplies (3.7%)
Accuray, Inc.(a)	3,000,000	13,800,000
Invacare Corp.	780,107	10,180,396
Trinity Biotech PLC (ADR)(a)	1,000,000	6,920,000
		30,900,396
Health Care Providers & Services (2.8%)
Air Methods Corp.(a)	250,000	7,962,500
Digirad Corp.(d)	900,000	4,500,000
Sharps Compliance Corp.(a)	600,000	2,298,000
The Ensign Group, Inc.	400,000	8,884,000
		23,644,500
Hotels, Restaurants & Leisure (0.3%)
Bravo Brio Restaurant Group, Inc.(a)(d)	650,000	2,470,000

Household Durables (2.7%)
AV Homes, Inc.(a)	750,000	11,850,000
MDC Holdings, Inc.	420,000	10,777,200
		22,627,200
Household Products (0.4%)
Oil-Dri Corp. of America	100,000	3,821,000

Independent Power Producers & Energy Traders (2.1%)
AES Corp.	1,500,000	17,430,000

Insurance (1.8%)
Conifer Holdings, Inc.(a)(d)	88,200	718,830
Donegal Group, Inc. (Class A)	384,719	6,724,888
State Auto Financial Corp.	300,000	8,043,000
		15,486,718
Internet Software & Services (1.6%)
RetailMeNot, Inc.(a)	1,100,000	10,230,000
TechTarget, Inc.(a)	400,000	3,412,000
		13,642,000
IT Services (3.3%)
EVERTEC, Inc.	400,000	7,100,000
NCI, Inc. (Class A)(d)	573,297	7,997,493
StarTek, Inc.(a)(d)	1,442,400	12,188,280
		27,285,773
Life Sciences Tools & Services (0.7%)
Harvard Bioscience, Inc.(a)(d)	2,000,000	6,100,000

Machinery (0.3%)
H2O Innovation, Inc. (CAD)(a)(e)	500,000	651,696
Jason Industries, Inc. (a)(d)	1,026,400	1,847,520
		2,499,216
Media (0.1%)
A H Belo Corp. (Class A)	100,000	635,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2016

	SHARES	VALUE
Metals & Mining (3.9%)
Centerra Gold, Inc. (CAD)(e)	3,000,000	$14,054,296
IAMGOLD Corp. (CAD)(a)(e)	2,500,000	9,663,725
Teranga Gold Corp. (CAD)(a)(e)	15,000,000	9,160,987
		32,879,008
Oil, Gas & Consumable Fuels (2.8%)
Cardinal Energy, Ltd. (CAD)(e)	1,000,000	7,887,387
Ring Energy, Inc.(a)	200,000	2,598,000
Synergy Resources Corp.(a)	1,500,000	13,365,000
		23,850,387
Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(e)	3,500,000	4,926,824

Pharmaceuticals (2.8%)
Avadel Pharmaceuticals PLC (ADR)(a)	512,383	5,323,659
Endo International PLC(a)	700,000	11,529,000
Juniper Pharmaceuticals, Inc.(a)	400,000	2,240,000
TherapeuticsMD, Inc.(a)	750,000	4,327,500
		23,420,159
Professional Services (5.4%)
Barrett Business Services, Inc.(d)	500,000	32,050,000
Hudson Global, Inc.(d)	3,150,000	4,284,000
Marathon Patent Group, Inc.(a)	915,194	1,574,134
RCM Technologies, Inc.(a)(d)	1,100,000	6,996,000
		44,904,134
Real Estate Management & Development (3.5%)
Kennedy Wilson Europe Real Estate PLC (GBP)(e)(h)	1,000,000	11,808,014
Kennedy-Wilson Holdings, Inc.	850,000	17,425,000
		29,233,014
Road & Rail (0.3%)
Marten Transport, Ltd.	100,000	2,330,000

Semiconductors & Semiconductor Equipment (1.9%)
CyberOptics Corp.(a)(d)	50,000	1,305,000
Mellanox Technologies, Ltd.(a)	200,000	8,180,000
Pixelworks, Inc.(a)(d)	2,250,000	6,300,000
		15,785,000
Software (1.7%)
TiVo Corp.(a)	700,000	14,630,000

Specialty Retail (3.5%)
Christopher & Banks Corp.(a)	1,676,700	3,923,478
Destination Maternity Corp.(d)	700,000	3,619,000
GameStop Corp. (Class A)	200,000	5,052,000
Indigo Books & Music, Inc. (CAD)(a)(e)	375,000	5,024,578
Sonic Automotive, Inc. (Class A)	500,000	11,450,000
		29,069,056
Thrifts & Mortgage Finance (3.4%)
MGIC Investment Corp.(a)	1,300,000	13,247,000
Radian Group, Inc.	850,000	15,283,000
		28,530,000
Trading Companies & Distributors (1.3%)
Titan Machinery, Inc.(a)	300,000	4,371,000
Transcat, Inc.(a)(d)(g)	600,000	6,480,000
		10,851,000
TOTAL COMMON STOCKS
(Cost $671,987,191)		$799,393,367

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (5.0%)
Time Deposits (5.0%)
Brown Brothers Harriman (Grand Cayman)(b)	0.26%	$41,680,058	$41,680,058

TOTAL SHORT-TERM INVESTMENTS
(Cost $41,680,058)			$41,680,058

TOTAL INVESTMENTS - (100.4%)
(Cost $713,677,249)			$841,073,425
OTHER ASSETS AND LIABILITIES, NET - (-0.4%)			(3,458,937)
TOTAL NET ASSETS - (100.0%)			$837,614,488

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (93.0%)
Australia (6.7%)
Collection House, Ltd. (AUD)(e)(h)	600,000	$631,191
Incitec Pivot, Ltd. (AUD)(e)(h)(i)	360,000	931,531
		1,562,722
Austria (3.1%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(e)(h)	1,000	80,395
Semperit Holding AG (EUR)(e)	24,000	650,664
		731,059
Brazil (1.7%)
Light SA (BRL)(a)(e)(h)	75,000	399,403

Canada (9.4%)
Cardinal Energy, Ltd. (CAD)(e)	47,000	370,707
Mandalay Resources Corp. (CAD)(e)	1,100,000	655,420
Reitmans Canada, Ltd. (Class A) (CAD)(e)	82,200	356,926
Total Energy Services, Inc. (CAD)(e)	53,000	575,533
Whitecap Resources, Inc. (CAD)(e)	24,700	223,701
		2,182,287
Colombia (1.1%)
Grupo Nutresa SA (COP)(e)	30,000	248,834

France (2.5%)
EuropaCorp (EUR)(a)(e)(h)	150,000	593,418

Germany (4.1%)
Deutz AG (EUR)(e)(h)	100,000	561,065
KSB AG (EUR)(e)	1,000	392,639
		953,704
Great Britain (13.0%)
Arrow Global Group PLC (GBP)(e)	180,000	661,060
Chemring Group PLC (GBP)(a)(e)	350,000	733,278
Foxtons Group PLC (GBP)(e)	268,000	336,889
Laird PLC (GBP)(a)(e)	137,000	258,323
Novae Group PLC (GBP)(e)	40,000	338,910
Stock Spirits Group PLC (GBP)(e)	315,000	701,683
		3,030,143
Hong Kong (10.2%)
China ZhengTong Auto Services Holdings, Ltd. (HKD)(e)(h)	1,250,000	362,786
Clear Media, Ltd. (HKD)(e)	540,000	522,277
Far East Consortium International, Ltd. (HKD)(e)(h)	1,400,000	595,553
Keck Seng Investments (HKD)(e)	1,240,000	895,480
		2,376,096
Ireland (1.5%)
Trinity Biotech PLC (ADR)(a)	50,000	346,000

Italy (2.9%)
Danieli & C Officine Meccaniche SpA (EUR)(e)	33,000	670,780

Japan (22.5%)
Anritsu Corp. (JPY)(e)(h)	120,000	645,417
Fuji Pharma Co., Ltd. (JPY)(e)(h)	19,000	438,247
Hitachi Zosen Corp. (JPY)(e)(h)	79,000	412,211
Kurita Water Industries, Ltd. (JPY)(e)(h)	20,000	440,014
Medikit Co., Ltd. (JPY)(e)(h)	11,000	431,180
Nabtesco Corp. (JPY)(e)(h)	15,000	347,715
Nippon Seiki Co., Ltd. (JPY)(e)(h)	25,000	531,876
OKUMA Corp. (JPY)(e)(h)	50,000	475,724
Takamatsu Construction Group Co., Ltd. (JPY)(e)(h)	28,000	594,614
The Bank of Kyoto, Ltd. (JPY)(e)(h)	100,000	741,256
Yushin Precision Equipment Co., Ltd. (JPY)(e)(h)	8,000	197,811
		5,256,065
Netherlands (1.5%)
Boskalis Westminster (EUR)(e)(h)(i)	10,000	346,921

Slovenia (1.7%)
Krka dd Novo mesto (EUR)(e)	7,000	389,797

South Korea (3.3%)
Mirae Asset Securities Co., Ltd. (KRW)(e)(h)	12,000	200,376
Sung Kwang Bend Co., Ltd. (KRW)(e)(h)	79,000	578,347
		778,724
Taiwan (6.4%)
Chicony Electronics Co., Ltd. (TWD)(e)(h)	150,000	347,285
Green Seal Holding, Ltd. (TWD)(e)(h)	145,000	650,024
Teco Electric and Machinery Co., Ltd. (TWD)(e)(h)	570,000	491,714
		1,489,023
United States (1.4%)
SuperCom, Ltd.(a)	100,000	339,000

TOTAL COMMON STOCKS
(Cost $20,809,712)		$21,693,975

PREFERRED STOCK (3.3%)
Brazil (3.0%)
Banco ABC Brasil SA (BRL)(e)(h)	92,000	393,382
Cia de Saneamento do Parana (BRL)(e)(h)	90,000	296,662
		690,044
Germany (0.3%)
KSB AG (EUR)(a)(e)	200	74,738

TOTAL PREFERRED STOCK
(Cost $552,845)		$764,782

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.0%)
Time Deposits (3.0%)
JPMorgan Chase (New York)(b)	0.26%	$700,897	$700,897

TOTAL SHORT-TERM INVESTMENTS
(Cost $700,897)			$700,897

TOTAL INVESTMENTS - (99.3%)
(Cost $22,063,454)			$23,159,654
OTHER ASSETS AND LIABILITIES, NET - (0.7%)			167,402
TOTAL NET ASSETS - (100.0%)			$23,327,056

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

COUNTRY OF RISK - % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Australia	6.7%
Austria	3.2
Brazil	4.7
Canada	6.6
Chile	2.8
China	6.6
Columbia	1.1
France	2.6
Germany	4.4
Hong Kong	2.6
Ireland	1.5
Israel	1.5
Italy	2.9
Japan	22.7
Netherlands	1.5
Poland	3.0
Slovenia	1.7
South Korea	3.4
Taiwan	3.6
United Kingdom	10.1
Vietnam	3.9
Other Assets	3.0
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2016.
(c)	Less than 0.05% of total net assets.
(d)	Affiliated company. See Note 10 to Notes to Financial Statements.
(e)	Traded in a foreign country.
(f)	All or a portion of the security is pledged as collateral on written options. The aggregate value of the collateralized securities totals $10,888,000 as of December 31, 2016. See Note 4 in Notes to Financial Statements.
(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(h)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(i)	All or a portion of the security is pledged as collateral on futures. The aggregate value of the collateralized securities totals $1,059,925 as of December 31, 2016. See Note 4 in Notes to Financial Statements.

Common Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	Taiwan Dollar

Percentages are stated as a percent of net assets. Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2016

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	APPRECIATION
Euro FX Currency Future	Short	(8)	3/14/17	$(1,057,400)	$3,200
				$(1,057,400)	$3,200

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$209,777,818	$6,061,940	$445,373,835	$713,677,249	$22,063,454
Investments in securities, at value	$264,192,137	$6,864,371	$412,773,483	$619,853,368	$23,159,654
Investments in affiliates, at value (See Note 10)	—	—	123,372,952	221,220,057	—
Total Investments, at value	264,192,137	6,864,371	536,146,435	841,073,425	23,159,654
Foreign currency, at value (cost $–, $–, $–, $– and $143, 145, respectively)	—	—	—	—	142,001
Receivable for securities sold	20,663	—	1,776,691	32,106	1,586
Receivable due from advisor	—	2,310	—	—	—
Deposit with broker for futures	—	—	—	—	24,400
Accrued dividends and interest	173,189	8,000	567,875	762,389	89,227
Receivable for capital shares issued	93,104	31,850	502,238	44,498	574
Prepaid expenses	25,577	5,595	38,786	57,464	5,732
Total Assets	264,504,670	6,912,126	539,032,025	841,969,882	23,423,174

LIABILITIES:
Written options, at value (proceeds $–, $–, $–, $155,246 and $–, respectively)	—	—	—	236,000	—
Payable due to custodian due to overdraft	—	—	1,285,866	—	—
Payable for securities purchased	—	191,962	—	2,612,893	43,599
Payable for capital shares redeemed	244,654	2,444	1,978,936	1,192,214	—
Payable for variation margin	—	—	—	—	5,300
Accrued expenses
Management fees	15,698	—	30,839	50,991	955
Distribution fees - Investor Class	3,704	81	8,780	2,519	474
Fund accounting fees	16,485	1,486	31,310	50,923	5,746
Transfer agency fees	63,329	6,172	133,563	140,512	10,137
Custody fees	1,402	194	3,471	6,468	1,256
Audit fees	21,986	22,007	21,921	22,307	22,778
Legal fees	2,953	64	5,721	12,731	257
Printing fees	9,663	159	26,273	23,244	409
Other	1,560	927	8,805	4,592	5,207
Total Liabilities	381,434	225,496	3,535,485	4,355,394	96,118
TOTAL NET ASSETS	$264,123,236	$6,686,630	$535,496,540	$837,614,488	$23,327,056

NET ASSETS CONSIST OF:
Paid-in capital	$200,835,937	$5,817,152	$541,760,023	$704,399,209	$27,220,064
Accumulated undistributed net investment income (loss)	1,688	651	21,188	(40,545)	(923,048)
Accumulated undistributed net realized gains (losses)	8,871,292	66,396	(97,057,271)	5,943,839	(4,066,604)
Net unrealized appreciation	54,414,319	802,431	90,772,600	127,311,985	1,096,644
TOTAL NET ASSETS	$264,123,236	$6,686,630	$535,496,540	$837,614,488	$23,327,056

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$221,867,618	$3,997,673	$426,486,409	$776,071,061	$23,327,056
Shares outstanding	7,804,838	338,293	14,061,031	19,203,354	2,557,581
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.43	$11.82	$30.33	$40.41	$9.12
INSTITUTIONAL CLASS:
Net assets	$42,255,618	$2,688,957	$109,010,131	$61,543,427
Shares outstanding	1,490,669	227,523	3,610,509	1,495,439
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.35	$11.82	$30.19	$41.15

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $123,196,251 for the Value Plus Fund, $215,090,154 for the Value Fund and $– for the International Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$6,256,308	$101,552	$10,362,867	$7,763,093	$602,223
Interest	5,013	308	—	30,008	1,343
Securities lending, net	2,302	—	—	—	—
Foreign taxes withheld	(6,900)	(279)	—	(72,697)	(29,286)
Total Investment Income	6,256,723	101,581	10,362,867	7,720,404	574,280

EXPENSES:
Management fees	1,988,616	36,208	4,261,785	5,944,315	184,339
Distribution fees - Investor Class	503,220	7,766	1,072,907	1,068,257	54,217
Transfer agency fees	365,679	37,026	871,467	731,460	59,175
Fund accounting fees	91,108	5,252	201,450	271,226	20,744
Custodian fees	13,824	2,424	23,337	66,460	33,281
Printing and communication fees	6,046	159	13,041	32,336	590
Postage fees	18,323	71	84,640	27,095	601
Legal fees	19,479	1,375	40,167	58,951	3,924
Registration fees	35,222	39,890	59,590	34,902	20,700
Directors' fees	39,595	684	97,473	117,648	3,229
Audit and tax fees	20,971	21,067	21,216	20,644	18,747
Insurance fees	30,147	469	84,867	86,229	2,238
Other expenses	23,598	7,433	16,154	59,184	8,165
Total Expenses before waivers	3,155,828	159,824	6,848,094	8,518,707	409,950
Expenses waived by investment advisor (See Note 6)	5,058	103,883	—	—	86,728
Total Expenses after waivers	3,150,770	55,941	6,848,094	8,518,707	323,222
NET INVESTMENT INCOME	3,105,953	45,640	3,514,773	(798,303)	251,058

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	35,154,246	219,223	(14,698,220)	80,212,677	(371,571)
Investments - Affiliated securities	—	—	(17,293,655)	(27,558,165)	—
Futures contracts	—	—	—	—	166,332
Written options	—	—	—	1,289,103	—
Foreign currency translation	—	(90)	—	113,849	(946,911)
Net change in unrealized appreciation (depreciation) on:
Investments	7,187,389	991,860	118,303,935	69,345,033	1,907,050
Futures contracts	—	—	—	—	3,405
Written options	—	—	—	(450,747)	—
Foreign currency translation	—	7,687	—	(2,265,119)	800,065
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, FUTURES, OPTIONS AND
TRANSLATION OF ASSETS IN FOREIGN CURRENCY	42,341,635	1,218,680	86,312,060	120,686,631	1,558,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,447,588	$1,264,320	$89,826,833	$119,888,328	$1,809,428

(a)	Including $3,607,074 and $1,039,967 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
FROM INVESTMENT OPERATIONS:
Net investment income	$3,105,953	$3,356,534	$45,640	$43,000	$3,514,773	$11,810,387
Net realized gains (losses)	35,154,246	51,393,087	219,133	(101,416)	(31,991,875)	34,652,373
Net change in unrealized appreciation (depreciation)	7,187,389	(68,113,261)	999,547	(260,818)	118,303,935	(352,278,330)
Net increase (decrease) in net assets resulting from operations	45,447,588	(13,363,640)	1,264,320	(319,234)	89,826,833	(305,815,570)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,283,783)	(2,429,361)	(27,340)	(19,976)	(2,748,765)	(4,344,687)
Institutional Class	(546,316)	(604,117)	(18,952)	(22,745)	(796,968)	(6,236,446)
Net realized gains on investments
Investor Class	(24,647,375)	(22,223,450)	—	(30,402)	—	(39,839,423)
Institutional Class	(4,802,096)	(4,346,613)	—	(18,277)	—	(37,920,565)
Total distributions to shareholders	(32,279,570)	(29,603,541)	(46,292)	(91,400)	(3,545,733)	(88,341,121)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	12,523,463	18,586,620	1,484,816	1,505,228	30,003,582	71,082,074
Dividends reinvested	26,461,336	24,225,730	27,331	50,322	2,716,177	43,824,560
Value of shares redeemed(a)	(73,119,571)	(157,814,304)	(1,140,029)	(19,451)	(232,640,213)	(704,570,921)
Total Investor Class	(34,134,772)	(115,001,954)	372,118	1,536,099	(199,920,454)	(589,664,287)
Institutional Class
Proceeds from shares issued	10,193,587	12,232,950	801,537	423,097	41,036,376	246,602,132
Dividends reinvested	4,771,593	4,872,120	18,952	41,022	769,916	42,540,374
Value of shares redeemed(a)	(22,157,371)	(124,990,091)	(300,561)	(655,667)	(444,092,448)	(1,060,291,165)
Total Institutional Class	(7,192,191)	(107,885,021)	519,928	(191,548)	(402,286,156)	(771,148,659)
Net increase (decrease) in net assets derived from capital transactions	(41,326,963)	(222,886,975)	892,046	1,344,551	(602,206,610)	(1,360,812,946)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,158,945)	(265,854,156)	2,110,074	933,917	(515,925,510)	(1,754,969,637)
NET ASSETS AT THE BEGINNING OF THE PERIOD	292,282,181	558,136,337	4,576,556	3,642,639	1,051,422,050	2,806,391,687
NET ASSETS AT THE END OF THE PERIOD	$264,123,236	$292,282,181	$6,686,630	$4,576,556	$535,496,540	$1,051,422,050
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$1,688	$40,414	$651	$1,393	$21,188	$48,215

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	446,244	603,965	144,550	149,764	1,194,197	2,416,675
Reinvested Shares	926,842	878,656	2,306	5,331	89,179	1,778,594
Shares Redeemed	(2,618,516)	(5,097,578)	(117,042)	(2,074)	(9,513,549)	(23,993,074)
Net increase (decrease) resulting from share transactions	(1,245,430)	(3,614,957)	29,814	153,021	(8,230,173)	(19,797,805)
Institutional Class
Shares Issued	363,624	396,360	74,418	43,104	1,661,905	8,344,497
Reinvested Shares	167,601	177,104	1,599	4,355	25,393	1,734,926
Shares Redeemed	(787,031)	(3,992,936)	(35,171)	(64,499)	(19,546,814)	(35,292,554)
Net increase (decrease) resulting from share transactions	(255,806)	(3,419,472)	40,846	(17,040)	(17,859,516)	(25,213,131)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(798,303)	$3,733,383	$251,058	$243,023
Net realized gains (losses)	54,057,464	79,724,296	(1,152,150)	(425,628)
Net change in unrealized appreciation (depreciation)	66,629,167	(199,146,338)	2,710,520	(3,247,697)
Net increase (decrease) in net assets resulting from operations	119,888,328	(115,688,659)	1,809,428	(3,430,302)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,862,363)	(341,725)	(141,180)
Institutional Class	—	(313,328)	—	—
Net realized gains on investments
Investor Class	(26,786,832)	(57,864,458)	—	(246,635)
Institutional Class	(2,092,740)	(4,225,807)	—	—
Total distributions to shareholders	(28,879,572)	(65,265,956)	(341,725)	(387,815)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	24,380,179	27,889,029	3,027,997	1,592,842
Dividends reinvested	25,816,109	58,692,163	335,718	380,625
Value of shares redeemed(a)	(145,176,407)	(204,816,937)	(5,005,276)	(3,703,639)
Total Investor Class	(94,980,119)	(118,235,745)	(1,641,561)	(1,730,172)
Institutional Class
Proceeds from shares issued	9,647,496	14,806,484	—	—
Dividends reinvested	1,946,161	4,366,891	—	—
Value of shares redeemed(a)	(15,858,430)	(24,165,084)	—	—
Total Institutional Class	(4,264,773)	(4,991,709)	—	—
Net decrease in net assets derived from capital transactions	(99,244,892)	(123,227,454)	(1,641,560)	(1,730,172)

TOTAL DECREASE IN NET ASSETS	(8,236,136)	(304,182,069)	(173,857)	(5,548,289)
NET ASSETS AT THE BEGINNING OF THE PERIOD	845,850,624	1,150,032,693	23,500,913	29,049,202
NET ASSETS AT THE END OF THE PERIOD	$837,614,488	$845,850,624	$23,327,056	$23,500,913
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(40,545)	$(11,834,453)	$(923,048)	$(991,524)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	672,416	666,489	338,606	164,183
Reinvested Shares	639,169	1,605,371	37,014	44,674
Shares Redeemed	(3,980,734)	(4,939,591)	(600,241)	(400,470)
Net decrease resulting from share transactions	(2,669,149)	(2,667,731)	(224,621)	(191,613)
Institutional Class
Shares Issued	266,833	338,908
Reinvested Shares	47,317	117,548
Shares Redeemed	(430,324)	(574,850)
Net decrease resulting from share transactions	(116,174)	(118,394)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

FINANCIAL HIGHLIGHTS

		INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
December 31, 2016	$27.08	$0.32	(c)	$4.91	$5.23	$(0.33)	$(3.55)	$(3.88)	$28.43
December 31, 2015	31.32	0.26	(c)	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	(c)	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	(c)	10.04	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33	3.48	(0.13)	(1.00)	(1.13)	29.16
Institutional Class
December 31, 2016	27.01	0.38	(c)	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(c)	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	(c)	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37	3.59	(0.25)	(1.00)	(1.25)	29.13
MID CAP VALUE FUND
Investor Class(e)
December 31, 2016	9.25	0.08	(c)	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(c)	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	(c)	0.13	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(e)
December 31, 2016	9.23	0.12	(c)	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(c)	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	(c)	0.14	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
December 31, 2016	24.08	0.14	(c)	6.31	6.45	(0.20)	—	(0.20)	30.33
December 31, 2015	31.66	0.16	(c)	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(c)	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73	3.15	(0.36)	(0.82)	(1.18)	29.69
Institutional Class
December 31, 2016	23.97	0.15	(c)	6.30	6.45	(0.23)	—	(0.23)	30.19
December 31, 2015	31.57	0.24	(c)	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(c)	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.9	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78	3.22	(0.45)	(0.82)	(1.27)	29.64

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	Inception date is October 31, 2014.
(f)	Not Annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

RATIOS/SUPPLEMENTAL DATA
				Percentage of net	Percentage of	Percentage of	Percentage of net		Percentage of net
		Net assets,	Percentage of	investment income	expenses to	expenses to	investment income		investment income
		end of period	expenses to	(loss) to average	average net assets	average net assets	(loss) to average net		(loss) to average net	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers	after waivers	assets before waivers		assets after waivers	turnover rate(b)

19.25%		$221,868	1.23%	1.13%	N/A	N/A	N/A		N/A	49%
(4.16)		245,105	1.20	0.84	N/A	N/A	N/A		N/A	40
4.07		396,692	1.20	0.32	N/A	N/A	N/A		N/A	42
35.07		488,526	1.20	0.44	N/A	N/A	N/A		N/A	57
13.03		456,456	1.21	0.47	N/A	N/A	N/A		N/A	27

19.54	%(d)	42,256	N/A	N/A	1.00%	0.99%	1.36%		1.37%	49%
(3.92)		47,178	N/A	N/A	0.94	0.94	1.05		1.05	40
4.40		161,444	N/A	N/A	0.88	0.88	0.64		0.64	42
35.45		221,896	N/A	N/A	0.88	0.88	0.78		0.78	57
13.43		175,090	N/A	N/A	0.89	0.89	0.78		0.78	27

28.67	%(d)	3,998	N/A	N/A	3.22%	1.25%	(1.13)%		0.84%	76%
(7.08	)(d)	2,853	N/A	N/A	3.55	1.25	(1.40)		0.90	46
1.61	(d)(f)	1,575	N/A	N/A	9.62 (g)	1.25 (g)	(6.44	)(g)	1.93 (g)	4 (f)

28.97	%(d)	2,689	N/A	N/A	3.46%	0.99%	(1.33)%		1.14%	76%
(6.89	)(d)	1,723	N/A	N/A	3.41	0.99	(1.36)		1.06	46
1.73	(d)(f)	2,067	N/A	N/A	9.36 (g)	0.99 (g)	(6.22	)(g)	2.16 (g)	4 (f)

26.77%		426,486	1.19%	0.56%	N/A	N/A	N/A		N/A	77%
(17.41)		536,809	1.16	0.53	N/A	N/A	N/A		N/A	22
(2.70)		1,332,686	1.14	0.26	N/A	N/A	N/A		N/A	26
34.15		1,784,320	1.14	0.51	N/A	N/A	N/A		N/A	32
11.38		1,612,756	1.16	1.43	N/A	N/A	N/A		N/A	27

26.89%		109,010	N/A	N/A	0.97%	0.97%	0.61%		0.61%	77%
(17.20)		514,613	N/A	N/A	0.90	0.90	0.81		0.81	22
(2.45)		1,473,706	N/A	N/A	0.89	0.89	0.53		0.53	26
34.53		1,349,248	N/A	N/A	0.84	0.84	0.80		0.80	32
11.67		1,057,469	N/A	N/A	0.90	0.90	1.70		1.70	27

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

FINANCIAL HIGHLIGHTS (CONTINUED)

		INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
					Total income
				Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
December 31, 2016	$35.98	$(0.04	)(c)	$5.91	$5.87	$—	$(1.44)	$(1.44)	$40.41
December 31, 2015	43.73	0.15	(c)	(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07	(c)	1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17	5.27	—	(2.92)	(2.92)	40.66
Institutional Class
December 31, 2016	36.56	0.02	(c)(d)	6.01	6.03	—	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22	(c)	(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	(c)	1.01	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80	5.38	—	(2.92)	(2.92)	41.13
INTERNATIONAL VALUE FUND
Investor Class
December 31, 2016	8.45	0.10	(c)	0.71	0.81	(0.14)	—	(0.14)	9.12
December 31, 2015	9.77	0.08	(c)	(1.26)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(c)	(0.49)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(f)	10.79	0.07	(c)	0.59	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	2.63	(0.18)	—	(0.18)	10.79
May 31, 2012	10.93	0.03	(c)	(2.58)	(2.55)	(0.04)	—	(0.04)	8.34

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(g)	Not Annualized.
(h)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

28

RATIOS/SUPPLEMENTAL DATA
				Percentage of net	Percentage of	Percentage of	Percentage of net	Percentage of net
		Net assets,	Percentage of	investment income	expenses to	expenses to	investment income	investment income
		end of period	expenses to	(loss) to average	average net assets	average net assets	(loss) to average net	(loss) to average net	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers	after waivers	assets before waivers	assets after waivers	turnover rate(b)

16.31%		$776,071	1.09%	(0.11)%	N/A	N/A	N/A	N/A	47%
(11.04)		786,936	1.06	0.36	N/A	N/A	N/A	N/A	52
2.22		1,073,232	1.07	0.14	N/A	N/A	N/A	N/A	38
32.11		1,180,293	1.08	(0.49)	N/A	N/A	N/A	N/A	32
13.83		1,052,104	1.09	0.10	N/A	N/A	N/A	N/A	24

16.52%		61,543	N/A	N/A	0.92%	0.92%	0.04%	0.04%	47%
(10.90)		58,914	N/A	N/A	0.91	0.91	0.52	0.52	52
2.38		76,800	N/A	N/A	0.91	0.91	0.32	0.32	38
32.37		87,986	N/A	N/A	0.91	0.91	(0.34)	(0.34)	32
13.98		91,722	N/A	N/A	0.93	0.93	0.32	0.32	24

9.54	%(e)	23,327	N/A	N/A	1.89%	1.49%	0.76%	1.16%	55%
(12.09	)(e)	23,501	N/A	N/A	1.81	1.49	0.56	0.88	62
(3.76	)(e)	29,049	N/A	N/A	1.76	1.49	0.49	0.76	31
6.13	(e)(g)	31,387	N/A	N/A	2.00 (h)	1.49 (h)	1.55 (h)	1.04 (h)	16 (g)
31.64	(e)	28,001	N/A	N/A	2.36	1.72	0.19	0.83	51
(23.39	)(e)	17,432	N/A	N/A	2.69	1.75	(0.64)	0.30	82

The accompanying Notes to Financial Statements are an integral part of these Statements.

29

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The International Value Fund offers Investor Class shares. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of FASB Accounting Standards Codification 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended 2016, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2016, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAINS (LOSSES)	PAID–IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
SELECT VALUE FUND	$(314,580)	$(4,251,469)	$4,566,049
MID CAP VALUE FUND	(90)	90	—
VALUE PLUS FUND	3,933	—	(3,933)
VALUE FUND	12,592,211	(15,635,253)	3,043,042
INTERNATIONAL VALUE FUND	159,143	(158,931)	(212)

Included in the amounts reclassified in Value Fund was a net operating loss offset to PIC of $896,163 and other reclassifications associated with passive foreign investment companies.

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

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(g)	At December 31, 2016, the Value Fund had 1.82% of net assets that were illiquid as defined pursuant to guidelines established by the Board.

(h)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of December 31, 2016, the Funds did not hold any restricted securities.

(i)	As of December 31, 2016, the International Value Fund has restricted cash in the amount of $24,400. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

(j)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(k)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016:

SELECT VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$259,802,548	$—	$—	$259,802,548
Short-Term Investments	4,389,589	—	—	4,389,589
Total	$264,192,137	$—	$—	$264,192,137

MID CAP VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$6,442,602	$—	$—	$6,442,602
Short-Term Investments	421,769	—	—	421,769
Total	$6,864,371	$—	$—	$6,864,371

VALUE PLUS FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$536,146,435	$—	$—	$536,146,435
Total	$536,146,435	$—	$—	$536,146,435

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VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$783,377,414	$16,015,953	$—	$799,393,367
Short-Term Investments	41,680,058	—	—	41,680,058
Total	$825,057,472	$16,015,953	$—	$841,073,425

Other Financial Instruments(4)
Liabilities
Written Options	$(236,000)	$—	$—	$(236,000)
Total	$(236,000)	$—	$—	$(236,000)

INTERNATIONAL VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Australia	$—	$1,562,722	$—	$1,562,722
Austria	650,664	80,395	—	731,059
Brazil	—	399,403	—	399,403
Canada	2,182,287	—	—	2,182,287
Colombia	248,834	—	—	248,834
France	—	593,418	—	593,418
Germany	392,639	561,065	—	953,704
Great Britain	3,030,143	—	—	3,030,143
Hong Kong	1,417,757	958,339	—	2,376,096
Ireland	346,000	—	—	346,000
Italy	670,780	—	—	670,780
Japan	—	5,256,065	—	5,256,065
Netherlands	—	346,921	—	346,921
Slovenia	389,797	—	—	389,797
South Korea	—	778,724	—	778,724
Taiwan	—	1,489,023	—	1,489,023
United States	339,000	—	—	339,000
Preferred Stock
Brazil	—	690,044	—	690,044
Germany	74,738	—	—	74,738
Short-Term Investments	700,897	—	—	700,897
Total	$10,443,536	$12,716,118	$—	$23,159,654

Other Financial Instruments(4)
Liabilities
Futures Contracts	$3,200	$—	$—	$3,200
Total	$3,200	$—	$—	$3,200

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2016 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period. Short-Term Investments were also transferred from Level 2 to Level 1 as a result of a reassessment of the inputs utilized and their classification for financial reporting purposes.

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

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(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2016, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls and futures, which are valued at net unrealized appreciation (depreciation).

Security amounts in the Funds that were transferred into and out of Levels 1 and 2 at December 31, 2016 were as follows:

SELECT VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Short-Term Investments	$4,389,589	$—	$—	$4,389,589
Total	$4,389,589	$—	$—	$4,389,589

MID CAP VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Short-Term Investments	$421,769	$—	$—	$421,769
Total	$421,769	$—	$—	$421,769

VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Short-Term Investments	$41,680,058	$—	$—	$41,680,058
Total	$41,680,058	$—	$—	$41,680,058

INTERNATIONAL VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,926,335	$431,180	$431,180	$1,926,335
Preferred Stocks	—	690,044	690,044	—
Short-Term Investments	700,897	—	—	700,897
Total	$2,627,232	$1,121,224	$1,121,224	$2,627,232

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2016, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the year ended December 31, 2016 was $1,779,865. As of December 31, 2016, the Select Value, Mid Cap Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

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The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of December 31, 2016 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Appreciation*
Foreign Exchange Currency Contracts – Futures	Payable for variation margin	$—	$3,200
Total		$—	$3,200

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s net variation margin is reported separately within the Statements of Assets and Liabilities.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the year ended December 31, 2016 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts – Futures	Net realized gains (losses) on futures contracts	$166,332
Foreign Exchange Currency Contracts – Futures	Net change in unrealized appreciation (depreciation) on futures contracts	3,405

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the year ended December 31, 2016:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2015	2,000	$393,993
Options Written	42,580	3,091,390
Options Expired	(14,102)	(1,228,272)
Options Closed	(7,000)	(273,856)
Options Exercised	(21,478)	(1,828,009)
Balance at December 31, 2016	2,000	$155,246

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
VALUE FUND
PacWest Bancorp, $55.00, 01/20/17 (Covered Call)	(2,000)	(236,000)
Total Written Options	(2,000)	(236,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities – Fair Value of Derivative Instruments as of December 31, 2016:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(236,000)
		$(236,000)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2016:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Loss on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$1,289,103	$(450,747)
		$1,289,103	$(450,747)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2016.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter-party, Susquehanna)	$236,000	$—	$236,000	$(236,000)	$—	$—
Total	$236,000	$—	$236,000	$(236,000)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

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(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2016, there were no securities on loan.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2018, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the year ended December 31, 2016, expenses of $86,728 were waived by the Advisor. The Advisor shall be entitled to recoup such amounts waived or reimbursed from the International Value Fund for a period of up to three (3) years from the date the Advisor reduced its compensation and/or assumed expenses for the International Value Fund, provided that the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

December 31, 2017	$82,369
December 31, 2018	88,768
December 31, 2019	86,728

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2016, expenses of $5,058 for Institutional Class of Select Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at anytime. The Advisor may not recoup amounts previously waived or reimbursed.

Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has contractually agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2018, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the year ended December 31, 2016, expenses of $61,235 for Investor Class and $42,648 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed to the Mid Cap Value Fund.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2016, $304,067 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	36.4%
INTERNATIONAL VALUE FUND	Heartland Holdings, Inc. *	34.5%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2016 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$14	$—	$737	$3,309	$159
Institutional Class	—	—	5,105	—	—
Total	$14	$—	$7,214	$3,309	$159

35

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2016, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$129,500,540	$196,974,638
MID CAP VALUE FUND	4,332,565	3,590,639
VALUE PLUS FUND	466,700,057	1,009,127,633
VALUE FUND	369,591,189	533,884,866
INTERNATIONAL VALUE FUND	11,491,095	12,472,278

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2016, are displayed in the table below.

				NET APPRECIATION/
				(DEPRECIATION)	NET TAX UNREALIZED
		GROSS UNREALIZED	GROSS UNREALIZED	OF FOREIGN CURRENCY	APPRECIATION
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
SELECT VALUE FUND	$209,791,638	$56,247,228	$(1,846,729)	$—	$54,400,499
MID CAP VALUE FUND	6,085,448	849,763	(70,840)	—	778,923
VALUE PLUS FUND	449,890,809	119,307,318	(33,051,692)	—	86,255,626
VALUE FUND	713,736,380	188,964,374	(61,627,329)	(84,191)	127,252,854
INTERNATIONAL VALUE FUND	22,921,793	1,916,843	(1,678,982)	444	238,305

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$2,830,099	$29,449,471	$32,279,570
MID CAP VALUE FUND	46,292	—	46,292
VALUE PLUS FUND	3,545,733	—	3,545,733
VALUE FUND	—	28,879,572	28,879,572
INTERNATIONAL VALUE FUND	341,725	—	341,725

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$3,033,478	$26,570,063	$29,603,541
MID CAP VALUE FUND	90,405	995	91,400
VALUE PLUS FUND	10,581,133	77,759,988	88,341,121
VALUE FUND	3,175,691	62,090,265	65,265,956
INTERNATIONAL VALUE FUND	141,180	246,635	387,815

As of December 31, 2016, the components of distributable earnings (deficit) on a tax basis were as follows:

			UNREALIZED
	(OVER)/UNDISTRIBUTED	ACCUMULATED	APPRECIATION/	OTHER CUMULATIVE TIMING
FUND	ORDINARY INCOME	CAPITAL GAINS/(LOSSES)	(DEPRECIATION)	DIFFERENCES	TOTAL
SELECT VALUE FUND	$1,688	$8,885,112	$54,400,499	$—	$63,287,299
MID CAP VALUE FUND	63,366	26,901	778,923	288	869,478
VALUE PLUS FUND	—	(92,540,297)	86,255,626	21,188	(6,263,483)
VALUE FUND	—	6,083,083	127,252,854	(120,658)	133,215,279
INTERNATIONAL VALUE FUND	—	(4,056,076)	238,305	(75,237)	(3,893,008)

36

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

Capital losses carried forward were as follows:

FUND	SHORT TERM	LONG TERM
VALUE PLUS FUND	$3,762,876	$88,777,421
INTERNATIONAL VALUE FUND	$781,355	$3,234,874

The following Fund elects to defer to the year ending December 31, 2017, the following capital losses recognized during the period November 1, 2016 through December 31, 2016:

FUND	AMOUNT
INTERNATIONAL VALUE FUND	39,847

The following Funds elect to defer to the year ending December 31, 2017, late year ordinary losses in the amount of:

FUND	AMOUNT
VALUE FUND	36,312
INTERNATIONAL VALUE FUND	90,434

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2016. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND

	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2016	PURCHASES	SALES	DECEMBER 31, 2016	DIVIDENDS	(LOSSES)
DMC Global, Inc.(a)	850,000	551,757	351,757	1,050,000	$55,906	$(5,363,958)
Gulf Island Fabrication, Inc.	899,996	25,000	199,996	725,000	29,486	(4,588,773)
Heidrick & Struggles International, Inc.	1,675,000	—	1,025,000	650,000	580,418	(5,071,396)
Invacare Corp.	1,950,000	—	1,150,000	800,000	62,500	(7,906,508)
ManTech International Corp. (Class A)	1,225,000	—	1,050,000	175,000	467,250	10,003,303
OneBeacon Insurance Group, Ltd. (Class A)	1,932,529	—	882,529	1,050,000	1,223,061	(1,831,233)
Park Electrochemical Corp.	1,900,000	—	215,000	1,685,000	736,703	(1,341,486)
Quanex Building Products Corp.	2,175,000	—	2,175,000	—	50,000	2,746,000
Regis Corp.	4,000,000	—	2,877,827	1,122,173	—	(9,558,551)
Resources Connection, Inc.	1,950,000	—	1,950,000	—	401,750	5,618,947
					$3,607,074	$(17,293,655)

(a)	DMC Global, Inc. changed their name from Dynamic Materials Corp.

37

VALUE FUND

	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2016	PURCHASES	SALES	DECEMBER 31, 2016	DIVIDENDS	(LOSSES)
Acacia Research Corp.	4,600,000	400,000	874,271	4,125,729	$—	$(5,627,068)
Barrett Business Services, Inc.	500,000	—	—	500,000	440,000	—
Bravo Brio Restaurant Group, Inc.	700,000	50,000	100,000	650,000	—	(561,396)
Conifer Holdings, Inc.	388,768	111,232	411,800	88,200	—	(983,470)
CPI Aerostructures, Inc.	400,000	213,100	—	613,100	—	—
CUI Global, Inc.	1,250,000	350,000	—	1,600,000	—	—
CyberOptics Corp.	550,000	—	500,000	50,000	—	6,465,843
Destination Maternity Corp.	300,000	639,963	239,963	700,000	60,000	(2,325,556)
Digirad Corp.	1,400,000	—	500,000	900,000	135,796	1,053,168
Harvard Bioscience, Inc.	2,000,000	300,000	300,000	2,000,000	—	(945,644)
Hudson Global, Inc.	2,881,768	312,532	44,300	3,150,000	288,176	(306,971)
Hudson Technologies, Inc.	2,500,000	—	550,000	1,950,000	—	2,436,874
Hydrogenics Corp.	1,107,400	142,600	235,000	1,015,000	—	(1,530,054)
ImmuCell Corp.	—	225,000	—	225,000	—	—
Interpace Diagnostics Group, Inc.	1,490,000	—	1,490,000	—	—	(14,933,715)
IntriCon Corp.	—	550,000	—	550,000	—	—
Jason Industries, Inc.	1,000,000	226,400	200,000	1,026,400	—	(1,723,351)
Jernigan Capital, Inc.	465,000	—	—	465,000	—	—
Lincoln Educational Services Corp.	2,136,153	333,847	—	2,470,000	—	—
NCI, Inc. (Class A)	573,297	—	—	573,297	85,995	—
Northwest Pipe Co.	400,000	200,000	100,000	500,000	—	(1,253,953)
Perma-Fix Environmental Services	860,000	140,000	—	1,000,000	—	—
Pioneer Power Solutions, Inc.	500,000	—	200,000	300,000	—	(501,237)
Pixelworks, Inc.	1,000,000	1,250,000	—	2,250,000	—	—
Radisys Corp.	1,446,229	762,784	—	2,209,013	—	—
RCM Technologies, Inc.	1,100,000	—-	—	1,100,000	—	—
StarTek, Inc.	1,400,000	42,400	—	1,442,400	—	—
SuperCom, Ltd.	186,238	631,361	—	817,599	—	—
Transcat, Inc.	600,000	—	—	600,000	—	—
Universal Technical Institute, Inc.	1,418,937	81,063	500,000	1,000,000	30,000	(4,518,750)
Willbros Group, Inc.	3,875,563	—	395,615	3,479,948	—	(2,302,885)
					$1,039,967	$(27,558,165)

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc. comprising Heartland Select Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, Heartland Value Fund, and Heartland International Value Fund (the “Funds”) as of December 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended prior to December 31, 2016, were audited by other auditors whose report dated February 12, 2016, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Heartland Group, Inc. as of December 31, 2016, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 10, 2017

39

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Long Term Capital Gains	$33,700,941	$0	$0	$32,818,778	$0

The amounts above include $4,251,470 and $3,939,206 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund and Value Fund respectively. The Mid Cap Value Fund, Value Plus Fund, and International Value Fund did not include redemptions to shareholders as distributions of earnings and profit.

For the calendar year 2016, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Qualified Dividend Income	100%	100%	100%	0%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2016 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Percentage	100%	100%	100%	0%	0%

Pursuant to §853 of the Internal Revenue Code, the International Value Fund designates the following amounts as foreign taxes paid for the period January 1 through December 31, 2016. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

$27,325

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

100%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/16	12/31/16	7/1/16 - 12/31/16	7/1/16 - 12/31/16
Heartland Select Value Fund - Investor	$1,000.00	$1,141.90	$6.62	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,143.30	5.33	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,185.40	6.87	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,186.90	5.44	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,255.70	6.46	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,256.80	5.45	0.96
Heartland Value Fund - Investor	1,000.00	1,183.50	5.65	1.03
Heartland Value Fund - Institutional	1,000.00	1,184.00	5.00	0.91
Heartland International Value Fund - Investor	1,000.00	1,081.30	7.80	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

40

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/16	12/31/16	7/1/16 - 12/31/16	7/1/16 - 12/31/16
Heartland Select Value Fund - Investor	$1,000.00	$1,018.95	$6.24	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,020.16	5.03	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.85	6.34	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,020.16	5.03	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,019.41	5.79	1.14
Heartland Value Plus Fund - Institutional	1,000.00	1,020.31	4.88	0.96
Heartland Value Fund - Investor	1,000.00	1,019.96	5.23	1.03
Heartland Value Fund - Institutional	1,000.00	1,020.56	4.62	0.91
Heartland International Value Fund - Investor	1,000.00	1,017.65	7.56	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

41

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Professor of Finance – Syracuse University, since September 2016; Dean of the Martin J. Whitman School of Management at Syracuse University, July 2013 to September 2016; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

42

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Assistant Secretary	Since 8/08 Since 12/16; 8/08 – 5/16 Since 2/14 Since 5/16	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

43

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Paul T. Beste Date of Birth: 1/56	Vice President Secretary	Since 9/97 Since 6/15	Senior Vice President, Chief Risk Officer, Heartland Advisors, Inc., since June 2015; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., December 1999 – June 2015; Assistant Secretary, Heartland Group, Inc., May 2010 to June 2015; Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2016.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2016.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

44

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

American Association of Individual Investors (AAII) Investor Sentiment Survey: measures the percentage of individual investors who are bullish, bearish, and neutral on the stock market for the next six months by polling AAII members on a weekly basis. Only one vote per member is accepted in each weekly voting period.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Brexit: is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU, stepped down in July.

Cyclical Stocks: cover Basic Materials, Capital Goods, Communications, Consumer Cyclical, Energy, Financial, Technology, and Transportation which tend to react to a variety of market conditions that can send them up or down and often relate to business cycles.

Defensive Stocks: include Health Care, Utilities, and Consumer Staples. These companies usually don’t suffer as much in a market downturn as they relate to basic needs.

Dividend Yield: is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Gross Domestic Product (GDP): is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.

Passive Management: a style of management associated with mutual and exchange-traded funds (ETF) where a fund’s portfolio mirrors a market index.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share (the portion of a company’s profit allocated to each outstanding share of common stock).

Price/EBITDA Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).

Return on Equity: is a measure of the net income after taxes that a firm is able to earn as a percent of stockholders equity.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-US Small Cap Index: measures the small-cap segment of the global equity universe as defined by Russell, excluding companies assigned to the U.S.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2017 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks and uncertainties and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

45

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

HLF005561/0218

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $103,500 were for the fiscal year ended December 31, 2016 and $209,688 for the fiscal year ended December 31, 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2016 and $4,259 for the fiscal year ended December 31, 2015.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $40,510 for the fiscal year ended December 31, 2016 and $53,300 for the fiscal year ended December 31, 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015.

4(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 21, 2017

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 21, 2017